UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

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SWK Holdings Corporation
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SWK HOLDINGS CORPORATION
15770 North Dallas Parkway; Suite 1290
Dallas, Texas 75248

Dear Fellow Stockholders:

You are cordially invited to attend our 2013 Annual Meeting of Stockholders to be held at 15770 North Dallas Parkway; Suite 102, Dallas, Texas 75248, on Wednesday, September 18, at 9:00 a.m. Central time.

The matters expected to be acted upon at our 2013 Annual Meeting of Stockholders are the election to our Board of Directors of William T. Clifford and J. Brett Pope as Class II directors, and the ratification of the appointment of Burr Pilger Mayer, Inc. as our independent auditors for the fiscal year ending December 31, 2013.

These proposals are described in detail in the accompanying Notice of the 2013 Annual Meeting of Stockholders and Proxy Statement.

Whether or not you plan to attend our 2013 Annual Meeting of Stockholders, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope prior to our 2013 Annual Meeting of Stockholders so that your shares will be represented the meeting. Returning the proxy card does not deprive you of your right to attend our 2013 Annual Meeting of Stockholders and to vote your shares in person in accordance with the procedures set forth in the proxy statement.

Thank you for your continued support.

Sincerely,

Michael Weinberg
Chairman of the Board

Dallas, Texas
August 21, 2013

This Proxy Statement will first be mailed to the Company’s stockholders on or about August 21, 2013.

SWK HOLDINGS CORPORATION
15770 North Dallas Parkway; Suite 1290
Dallas, Texas 75248

NOTICE OF THE 2013 ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholders:

NOTICE IS HEREBY GIVEN that the 2013 Annual Meeting of Stockholders of SWK Holdings Corporation, a Delaware corporation (the “Company”), will be held at 15770 North Dallas Parkway; Suite 102, Dallas, Texas 75248 on Wednesday, September 18, at 9:00 a.m. Central time.

At this annual meeting, you will be asked to consider and vote upon the following matters:

1.

The election of William T. Clifford and J. Brett Pope as Class II directors of the Company to serve until our 2016 Annual Meeting of Stockholders and until a successor has been elected and qualified, or until earlier resignation, death or removal.

2.	The ratification of the appointment of Burr Pilger Mayer, Inc. as the Company’s independent auditors for the fiscal year ending December 31, 2013.

You may also be asked to transact such other business as may properly come before our 2013 Annual Meeting of Stockholders and any postponement or adjournment of our 2013 Annual Meeting of Stockholders.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice. Only stockholders of record at the close of business on August 16, 2013 are entitled to notice of and to vote at our 2013 Annual Meeting of Stockholders and any postponement or adjournment of our 2013 Annual Meeting of Stockholders.

By Order of the Board of Directors,

J. Brett Pope
Chief Executive Officer

Dallas, Texas
August 21, 2013

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE PRIOR TO THE MEETING SO THAT YOUR SHARES WILL BE REPRESENTED.

Important notice regarding the availability of proxy materials for the 2013 Annual Meeting of Stockholders to be held on September 18, 2013:

This notice of the 2013 Annual Meeting of Stockholders, the proxy statement and the Company’s Annual Report for the year ended December 31, 2012 are available at www.swkhold.com/investor-relations/proxy.

TABLE OF CONTENTS

VOTING INFORMATION	1
Record Date and Quorum	1
Voting Rights	1
Required Votes	1
Revocability of Proxies	2
Communicating with Members of the Board	3
Internet Availability of Proxy Materials	3
PROPOSAL ONE—ELECTION OF DIRECTORS	4
Director Nominees and Continuing Directors	4
Board Meetings, Director Independence and Annual Meeting Attendance	6
Committees of the Board	6
Board Leadership Structure and Risk Oversight	7
Compensation of Directors	7
PROPOSAL TWO—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	12
Audit Committee Pre-Approval Policies and Procedures	13
REPORT OF THE AUDIT COMMITTEE	13
EXECUTIVE OFFICERS	8
EXECUTIVE COMPENSATION AND RELATED INFORMATION	9
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	14
Equity Compensation Plan Information	15
Compensation Committee Interlocks and Insider Participation	11
Material Terms of Employment	10
CODE OF ETHICS AND CONDUCT	15
TRANSACTIONS WITH RELATED PERSONS	16
Review, Approval or Ratification of Transactions with Related Persons	16
Certain Transactions with Related Persons	16
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	16
STOCKHOLDER PROPOSALS	16
OTHER BUSINESS	17

SWK HOLDINGS CORPORATION
15770 North Dallas Parkway, Suite 1290
Dallas, Texas 75248

PROXY STATEMENT
August 21, 2013

The accompanying proxy is solicited on behalf of the Board of Directors (the “Board”) of SWK Holdings Corporation, a Delaware corporation, for use at our 2013 Annual Meeting of Stockholders (the Annual Meeting”) to be held at 15770 North Dallas Parkway; Suite 102, Dallas, Texas 75248 on September 18, 2013, at 9:00 a.m. Central Time, and at any postponement or adjournment of such meeting. This Proxy Statement, the accompanying Notice of the Annual Meeting and form of proxy will first be mailed to our stockholders on or about August 21, 2013. Our stockholders are encouraged to review the information provided in this Proxy Statement in conjunction with our 2012 Annual Report, a copy of which also accompanies this Proxy Statement. References in this Proxy Statement to “SWK,” “Company,” “we,” “our” and “us” collectively refer to SWK Holdings Corporation.

Many of our stockholders hold their common stock through a broker, bank or other nominee rather than directly in their own name. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares, and these proxy materials (including a voting instruction card) are being forwarded to you by your broker, bank or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting unless you request and obtain a legal proxy from your broker, bank or nominee. Please note that if you request a legal proxy, any previously executed proxy will be revoked and your vote will not be counted unless you appear at the Annual Meeting and vote in person or legally appoint another proxy to vote on your behalf. Your broker, bank or nominee has enclosed a voting instruction card for you to use in directing the broker, bank or nominee on how to vote your shares.

VOTING INFORMATION

Record Date and Quorum

A quorum is required for our stockholders to conduct business at the annual meeting. The holders of a majority of the shares of our common stock outstanding entitled to vote on the record date, present in person or represented by proxy, will constitute a quorum for the transaction of business at the annual meeting. Only holders of our common stock of record at the close of business on August 16, 2013, the record date, are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. At the close of business on the record date, we had 43,034,894 shares of common stock outstanding and entitled to vote.

Voting Rights

Only holders of our common stock as of the record date are entitled to vote. Each share of common stock is entitled to one vote on each matter properly brought before the meeting. Shares may not be voted cumulatively. Abstentions and broker non-votes, described below, will be considered as present for purposes of determining a quorum.

Required Votes

Proposal One. Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the 2013 Annual Meeting of Stockholders and entitled to vote on the election of the Class II directors. This means that the 2 nominees for election as Class II directors who receive the highest number of affirmative votes at the Annual Meeting will be elected as Class II directors. Withheld votes and broker non-votes will have no effect on the outcome of the vote.

The Board recommends a vote FOR each of the nominees.

Proposal Two. The ratification of the appointment of Burr Pilger Mayer, Inc. (“BPM”) as our independent registered public accounting firm for the fiscal year ending December 31, 2013, requires the affirmative vote of a majority of those shares present in person or represented by proxy at the meeting that are entitled to vote on the proposal. Abstentions will have the effect of a vote against the proposal.

The Board recommends a vote FOR the ratification.

If any other matter is properly submitted to stockholders at the Annual Meeting, its adoption will generally require the affirmative vote of holders of a majority of shares entitled to vote and present at the meeting, in person or by proxy. The Board does not propose to conduct any business at the annual meeting other than as stated above.

Tabulation of Votes

All votes will be tabulated by the inspector of elections appointed for the Annual Meeting. We intend to announce the preliminary voting results at the annual meeting and, in accordance with rules of the Securities and Exchange Commission (the “SEC”), we intend to publish the final results in a current report on Form 8-K within four business days of the annual meeting.

Voting by Stockholders of Record and Beneficial Owners

Stockholders of Record. If you indicate a choice with respect to any matter to be acted upon on your proxy card, the shares will be voted in accordance with your instructions. Proxy cards that are signed and returned, but do not contain voting instructions with respect to certain matters, will be voted in accordance with the recommendations of the Board on such matters.

If you are a stockholder of record and attend the annual meeting, you may deliver your completed proxy card or vote by ballot. Even if you plan to be present at the meeting, we encourage you to vote your shares prior to the meeting.

Beneficial Owners. If you indicate a choice with respect to any matter to be acted upon on your voting instruction card, the shares will be voted in accordance with your instructions. If you do not indicate a choice or return the voting instruction card, the bank, broker or other nominee will determine if it has the discretionary authority to vote on each matter. Under applicable law, a bank, broker or nominee has the discretion to vote on routine matters, which includes the ratification of the appointment of an independent registered public accounting firm. For all other matters at the 2013 annual meeting, brokers and certain banks and nominees will be unable to vote on your behalf if you do not instruct them how to vote your shares in the manner set forth on your voting instruction card (referred to as “broker non-votes”). Therefore, it is very important for you to vote your shares for each proposal.

If you hold your common shares through a bank, broker or other nominee and want to vote such shares in person at the annual meeting, you must obtain a proxy from your broker, bank or other nominee giving you the power to vote such shares. Please note that if you request a legal proxy, any previously executed proxy will be revoked and your vote will not be counted unless you appear at the Annual Meeting and vote in person or legally appoint another proxy to vote on your behalf.

Expenses of Solicitation of Proxies

We are paying the expenses of soliciting the proxies to be voted at the Annual Meeting. Following the original mailing of the proxies and other soliciting materials, we will request that brokers, custodians, nominees and other record holders of our common stock forward copies of the proxy and other soliciting materials to persons for whom they hold shares of common stock and request authority for the exercise of the proxies. In these cases, we will, upon their request, reimburse such record holders for their reasonable expenses. Proxies may also be solicited by some of our directors, officers and employees and consultants, without additional compensation, in person or by telephone.

Revocability of Proxies

Stockholders of Record. You may change your vote at any time before the proxy is exercised by voting in person at the annual meeting or by filing with our Secretary either a notice revoking the proxy or a properly signed proxy, in each case bearing a later date. Your attendance at the annual meeting in person will not cause your previously granted proxy to be revoked unless you file the proper documentation.

Beneficial Owners. If you hold your shares through a bank, broker or other nominee, you should contact such person prior to the time such voting instructions are exercised.

Communicating with Members of the Board

Stockholders may communicate with any of our directors by written mail addressed to the Secretary, SWK Holdings Corporation, 15770 North Dallas Parkway; Suite 1290, Dallas, Texas 75248. Stockholders are encouraged to include proof of ownership of the Company’s stock in such communications. The Secretary will forward all communications to the applicable director or directors.

Internet Availability of Proxy Materials

Important Notice Regarding the Availability of Proxy Materials for the 2013 Annual Meeting of Stockholders to Be Held on September 18, 2013: The Notice of the Annual Meeting, this Proxy Statement, and the Company’s Annual Report for the year ended December 31, 2012, are available at www.swkhold.com/investor-relations/proxy.

PROPOSAL ONE—ELECTION OF DIRECTORS

The Board is divided into three classes. The Board is comprised of five directors, comprised of one Class I director, two Class II directors and two Class III directors. Two directors are to be elected at the 2013 Annual Meeting of Stockholders as Class II directors for a term of three years with the term expiring at the 2016 annual meeting of stockholders and until a successor has been elected and qualified, or until earlier resignation, death or removal. The nominees for election as Class II directors are William T. Clifford and J. Brett Pope. Messrs. Clifford and Pope have consented to being named in this Proxy Statement and to serve if elected. In the event that either Mr. Clifford or Mr. Pope is unable to serve for any reason, the Board may designate a new nominee and the proxies may be voted for such substitute nominee as the proxy holder may determine. Alternatively, the Board may reduce the size of the Board.

The Board recommends a vote FOR the election of each Class II director nominee

DIRECTOR NOMINEE AND CONTINUING DIRECTORS

The term of office of William T. Clifford and J. Brett Pope, our current Class II directors, will expire at the 2013 annual meeting of stockholders. The term of office of our Class III directors, Michael A. Margolis and John F. Nemelka, will expire at the annual meeting of stockholders to be held in 2014. The term of office of Michael D. Weinberg, our Class I director, will expire at the annual meeting of stockholders to be held in 2015. The following table sets forth the names of the director nominees and our continuing directors and information about each (including their ages as of July 1, 2013):

Name	Age	Committee Memberships	Principal Occupation	Director Since
Class I Director
Michael D. Weinberg	49	Governance, Compensation	Employee of Carlson Capital, L.P.	2009

Class II Director
William T. Clifford	67	Compensation, Audit	Chief Executive Officer of Spencer Trask & Co.	2005
J. Brett Pope	42		Chief Executive Officer	2012

Class III Directors
Michael A. Margolis	46	Audit, Governance	Managing Member of Maric LS, LLC and Maric Fund Management, LLC	2010
John F. Nemelka	48		Managing Principal, NightWatch Capital Group, LLC	2005

Director Nominees

William T. Clifford. Mr. Clifford has served on the Board since December 2005. Since March 2008, Mr. Clifford has been the Chief Executive Officer of Spencer Trask & Co., a leading private equity and venture capital firm. From August 2005 until March 2008, Mr. Clifford served as Chairman of the Board of Directors and Chief Executive Officer of Aperture Technologies, Inc., a data center management software solutions company. He served on the Board of Directors of Aperture Technologies, Inc. from 2003 until his appointment as Chairman of the Board of Directors and Chief Executive Officer in August 2005. From 2001 to 2003, Mr. Clifford served as a General Partner of The Fields Group, a venture capital and management consulting firm. From 1993 to 1999, Mr. Clifford held various executive positions at the Gartner Group, Inc., an information technology and market research company, including President and Chief Executive Officer. Prior to these positions, Mr. Clifford was President of the Central and National Account divisions and Corporate Vice President, Information Systems Development at Automatic Data Processing, Inc., a transaction processing and data communication services company. Mr. Clifford holds a B.A. degree in Economics from the University of Connecticut. Mr. Clifford also serves on the Board of Directors of Cybersettle Holdings Inc., an internet-based dispute resolution provider, and has previously served as a director of Gartner Inc. (NYSE:IT), ProBusiness Services (NASD:PRBZ) and GridApp Systems and other early stage growth companies.

J. Brett Pope. Mr. Pope joined the Board in July 2012. Mr. Pope has been the Company’s Chief Executive Officer since May 2012. From 2009 to May 2012, Mr. Pope was an executive with PBS Capital Management, LLC, an investment management business investing in pharmaceutical royalties and healthcare equities that Mr. Pope co-founded in 2009. Prior to PBS Capital, Mr. Pope was with Highland Capital Management, L.P., serving as a Senior Portfolio Analyst from 2001 to 2003, Portfolio Manager from 2003 to 2005 and a Partner and Senior Portfolio Manager from 2005 to 2008. Mr. Pope covered investments in several different industries, at one point managing an $8 billion portfolio, with approximately $4 billion made up of healthcare investments across the capital structure. From 1999 to 2001, Mr. Pope served as Senior Research Analyst at Streetadvisor.com, covering the healthcare sector. From 1996 to 1999, Mr. Pope served as Senior Research Analyst at Southwest Securities, covering the Financial Services and Building and Construction Products sectors. Prior to Southwest Securities, Mr. Pope also served as an equity research analyst for Hodges Capital Management and a financial analyst for Associates First Capital. Mr. Pope received a BBA in Finance from the University of Texas at Austin where he graduated Magna Cum Laude. Mr. Pope has earned the right to use the Chartered Financial Analyst designation.

Continuing Directors

Michael A. Margolis. Mr. Margolis, is the founder and member of Maric LS, LLC, formed in 2005, and Maric Fund Management, LLC, formed in 2011, (collectively, “Maric”) which serve as investment managers for various public or private equity investments. Maric is focused on investing in inefficient, out-of-favor, complex or overlooked value-oriented opportunities. From 2002 to 2005, Mr. Margolis was a Director of Sage Capital Growth, Inc., an investment manager focused on public and private equity investment opportunities worldwide. From 1998 to 2002, Mr. Margolis was a co-founder and Partner of Arcadia Partners, L.P., a private equity fund focused on the education and training sectors. From 1993 to 1998, Mr. Margolis was employed by Bear, Stearns & Co. Inc., as an associate and subsequently as a Vice President in investment banking in the Media and Entertainment Group in New York. From 1989 to 1991, Mr. Margolis was employed by Kidder, Peabody & Co. Incorporated as a financial analyst in the Mergers and Acquisitions Group in New York. Mr. Margolis received an M.B.A. degree from Harvard Business School in 1993 and a B.A. degree in philosophy from University of Michigan in 1989. The Board believes that Mr. Margolis’ experience in managing and making investments, including value-oriented investments, will be valuable to the Company as it explores investment opportunities.

John F. Nemelka. Mr. Nemelka, joined the Board in October 2005. Mr. Nemelka founded NightWatch Capital Group, LLC, an investment management business, and has served as its Managing Principal since its formation in July 2001. From January 4, 2010, to June 29, 2012, Mr. Nemelka served as the Company’s Interim Chief Executive Officer. From 1997 to 2000, Mr. Nemelka was a Principal at Graham Partners, a private equity investment firm and affiliate of the privately-held Graham Group. From 2000 to 2001, Mr. Nemelka was a Consultant to the Graham Group. Mr. Nemelka holds a B.S. degree in Business Administration from Brigham Young University and an M.B.A. degree from the Wharton School at the University of Pennsylvania. Mr. Nemelka also serves on the Board of Directors of SANUWAVE Health, Inc., a medical technology company, and LiqTech International, Inc., a manufacturer of gas and liquid filtration products.

Michael D. Weinberg. Mr. Weinberg was elected to the Board on December 23, 2009 and was recommended as a nominee to the Board by Carlson Capital, L.P. (“Carlson Capital”), an investment management business which, as of July 1, 2013, beneficially owned 29.5% of our outstanding common stock. Mr. Weinberg is Managing Director – Special Projects for Carlson Capital and has served in a variety of investment and operational roles at Carlson Capital since November 1999. From January 1996 to November 1999, Mr. Weinberg was Director of Investments at Richmont Capital Partners, L.P., the investment affiliate of privately-held Mary Kay Cosmetics. Prior to Mary Kay, Mr. Weinberg also held positions as an analyst for Greenbrier Partners, a value oriented hedge fund, and as an associate attorney for the law firm of Baker Botts L.L.P. Mr. Weinberg holds a B.A. degree from the Plan II Liberal Arts Honors Program and a J.D. degree, both from the University of Texas at Austin. Mr. Weinberg is a CFA Charterholder. Mr. Weinberg is also a Director of Barbican Holding Company Limited, a Guernsey based insurance holding company.

BOARD MEETINGS, DIRECTOR INDEPENDENCE AND ANNUAL MEETING ATTENDANCE

Independence

The Board has adopted the definitions, standards and exceptions to the standards for evaluating director independence provided in the NASDAQ Stock Market rules, and determined that four of our current directors, Mr. Clifford, Mr. Margolis, Mr. Nemelka and Mr. Weinberg, are independent under the rules of The NASDAQ Stock Market.

The Board met 14 times in 2012, including telephone conference meetings. During 2012, no director attended fewer than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which such director served during the time period for which each such director served on the Board.

Committees of the Board

The Board has three standing committees: the audit committee, the compensation committee, and the governance and nominating committee.

Audit Committee. We have a standing audit committee of the Board (the “Audit Committee”) established in accordance with Rule 10A-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members of our Audit Committee are Messrs. Margolis (Chair) and Clifford. Each member of the Audit Committee meets the independence and other requirements to serve on our Audit Committee under the NASDAQ Stock Market Rules and the rules of the Securities and Exchange Commission (“SEC”). In addition, the Board determined that Mr. Margolis is an “audit committee financial expert” as defined in the rules of the SEC.

The Audit Committee met 4 times in 2012. The Board has adopted a written charter for the Audit Committee, a copy of which is posted in the Corporate Governance section of our Internet website (at www.swkhold.com). The principal functions of the Audit Committee are to oversee our accounting and financial reporting processes and the audits of our financial statements, oversee our relationship with our independent auditors, including selecting, evaluating and setting the compensation of, and approving all audit and non-audit services to be performed by the independent auditors, and facilitate communication among our independent auditors and our financial and senior management.

Compensation Committee. We have a standing compensation committee of the Board (the “Compensation Committee”). The members of our Compensation Committee are Messrs. Clifford (Chair) and Weinberg.

The Compensation Committee met 5 times in 2012. Each current member of the Compensation Committee meets the independence and other requirements to serve on our Compensation Committee under the NASDAQ Stock Market Rules and the rules of the SEC.

The Board has adopted a written charter for the Compensation Committee, a copy of which is posted in the corporate governance section of our Internet website (at www.swkhold.com). The Compensation Committee has responsibilities relating to the performance evaluation and the compensation of our Chief Executive Officer, the compensation of our executive officers and directors and our significant compensation arrangements, plans, policies and programs, including our stock compensation plans. Certain of our executive officers, our outside counsel and consultants may occasionally attend the meetings of the Compensation Committee. However, no officer of the Company is present during discussions or deliberations regarding that officer’s own compensation.

Governance and Nominating Committee. We have a standing governance and nominating committee of the Board (the “Governance and Nominating Committee”). Since July 30, 2010, the members of our Governance and Nominating Committee are Mr. Weinberg (Chair) and Mr. Margolis. The Governance and Nominating Committee did not meet in person in 2012. It took all required action by written consent. Each of Messrs. Weinberg and Margolis meets the independence and other requirements to serve on our Governance and Nominating Committee under the NASDAQ Stock Market Rules and the rules of the SEC.

The Board has adopted a written charter for the Governance and Nominating Committee, a copy of which is posted in the Corporate Governance section of our Internet website (at www.swkhold.com). The Governance and Nominating Committee considers the performance of the members of the Board and nominees for director positions and evaluates and oversees corporate governance and related issues.

The goal of the Governance and Nominating Committee is to ensure that the members of the Board possess a variety of perspectives and skills derived from high-quality business and professional experience. The Governance and Nominating Committee seeks to achieve a balance of knowledge, experience and capability on the Board. To this end, the Governance and Nominating Committee seeks nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen and the ability to think strategically. Although the Governance and Nominating Committee uses these and other criteria to evaluate potential nominees to the Board, it has no stated minimum criteria for such nominees. The Governance and Nominating Committee does not use different standards to evaluate nominees depending on whether they are proposed by our directors and management or by our stockholders. To date, we have not paid any third parties to assist us in this process.

The Governance and Nominating Committee will consider stockholder recommendations for director candidates. The Governance and Nominating Committee has established the following procedure for stockholders to submit such recommendations for which there has been no material change: the stockholder should send the name of the individual and related personal and professional information, including a list of references to our Governance and Nominating Committee, in care of the Corporate Secretary at our principal executive offices, sufficiently in advance of the annual meeting to allow the Governance and Nominating committee appropriate time to consider the recommendation.

Board Leadership Structure and Risk Oversight

We separated the roles of Chief Executive Officer and Chairman of the Board on January 4, 2010, following the completion of the sale of substantially all of the Company’s assets in December 2009. Mr. Weinberg serves as Chairman of the Board, while Mr. Pope serves as Chief Executive Officer of the Company. The Board believes the separation of these roles enables effective oversight of management and provides checks and balances with respect to the decision making process at the Company.

The Board, in conjunction with the Company’s officers, is responsible for considering, identifying and managing material risks to the Company. The audit committee plays a critical role in evaluating and managing internal controls, financial risk exposure and monitoring the activities of the Company’s independent registered public accounting firm. The entire Board also receives updates at each Board meeting regarding any material risks from the Company’s management.

Compensation of Directors

Each non-employee director will be granted 35,000 restricted shares of our common stock annually. The restricted stock fully vests on the first anniversary of each grant, and is forfeited if the Board member does not complete the year of service.

We reimburse our directors for reasonable travel and other reasonable expenses incurred in connection with attending the meetings of the Board. The Company is also party to indemnification agreements with each of its directors.

2012 DIRECTOR COMPENSATION

The table below summarizes the compensation paid by the Company to non-executive directors for the fiscal year ended December 31, 2012. Mr. Nemelka served as the Company’s Interim Chief Executive Officer until June 29, 2012, and the compensation below is with respect to his service on the Board following such date. Mr. Pope, as an employee of the Company, does not receive any additional compensation for his service on the Board.

Name (a)	Stock Awards (1) ($)(c)	Total ($)(h)

William T. Clifford	$28,700	$28,700
Michael A. Margolis	28,700	28,700
John F. Nemelka	14,875	14,875
J. Brett Pope	0	0
Michael D. Weinberg	28,700	28,700

(1)

The amounts reported represent the stock-based compensation expense that was calculated in accordance with FASB ASC Topic 718, Compensation-Stock Compensation (“FASB ASC Topic 718”). Information about the assumptions used to value these awards can be found in Note 7 to the Company’s consolidated financial statements. As described above, each non-employee director, other than Mr. Nemelka was granted 35,000 shares of restricted stock on January 31, 2012. Mr. Nemelka was granted 17,500 shares of restricted stock on July 24, 2012. These shares vested on January 31, 2013.

EXECUTIVE OFFICERS

The biographical information for Mr. Pope, our Chief Executive Officer, is set forth above under Directors.

Winston Black. Mr. Black joined SWK as Managing Director in May 2012 from PBS Capital Management, LLC, an investment management business investing in pharmaceutical royalties and healthcare equities that Mr. Black co-founded in 2009. Prior to PBS Capital, Mr. Black was a Senior Portfolio Analyst at Highland Capital Management, L.P. from September 2007 to March 2009 where he managed a portfolio of approximately $2 billion in healthcare investments. Prior to joining Highland, Mr. Black served as COO/Analyst and Chief Compliance Officer at Mallette Capital Management, Inc., a $200 million biotech focused hedge fund. Prior to Mallette Capital, Mr. Black was Vice President, Corporate Development for ATX Communications, Inc. Mr. Black began his career as an Analyst in the Healthcare and Telecommunications groups at Salomon Smith Barney. Mr. Black received MBAs with distinction from both Columbia Business School and London Business School and received a BA in Economics from Duke University, where he graduated Cum Laude.

Charles Jacobson. Charles Jacobson was appointed CFO in September 2012. He serves as the CEO and Managing Director of Pine Hill Group, LLC (“Pine Hill”), a consulting firm which he co-founded in 2007. Pine Hill provides management level finance, accounting and transaction advisory services to middle market public and private companies. From 2012 to 2013, Mr. Jacobson served as CEO and CFO of Pro Capital, LLC (“Pro Cap”), an investment management business specializing in investments of municipal tax liens. Mr. Jacobson currently serves on Pro Cap’s board of managers, a role he has held since 2012. From 2008 to 2011, Mr. Jacobson served as CFO of FS Investment Corporation pursuant to an agreement between Pine Hill and FS Investment Corporation. From 2001 to 2007, Mr. Jacobson worked for ATX Communications, Inc. (“ATX”), becoming the organization’s senior vice president of finance where he was responsible for managing ATX’s finance organization. Prior to working for ATX, Mr. Jacobson held senior managerial audit positions with Ernst & Young LLP from 1999 to 2000 and with BDO Seidman, LLP from 1996 to 1999, where he was responsible for audit engagements of private, pre-IPO and publicly traded companies in a variety of different industries. Mr. Jacobson began his professional career in 1993 at a regional public accounting firm where he performed audits on governmental entities. Mr. Jacobson is a Certified Public Accountant and holds a B.S. in Accounting from Rutgers University.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

The table below summarizes the total compensation earned by each of the named executive officers for the fiscal years ended December 31, 2012 and 2011.

Name and Principal Position (a)	Fiscal Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($)	Option Awards ($)	All Other Compensation	Total
J. Brett Pope, CEO	2012	$125,083	$42,500	0	161,250	$0	$328,833
	2011	-	-	-	-	-	-

Winston Black, Managing Director	2012	125,083	42,500	0	161,250	-	328,833
	2011	-	-	-	-	-	-

Charles Jacobson, CFO(1)	2012	0	0	0	0	0	0
	2011	-	-	-	-	-	-

John Nemelka, Former Interim CEO	2012	111,501	0	230,000	0	125,000	466,501
	2011	200,000	0	0	0	4,862	204,862

Paul Burgon, Former Interim CFO	2012	113,292	0	115,000	0	125,000	353,292
	2011	175,000	0	0	0	6,315	181,315

(1)

Mr. Jacobson was appointed CFO effective September 4, 2012. He is not an employee of the Company and receives no salary or other compensation from the Company. He serves as the Company’s CFO pursuant to an agreement between the Company and Pine Hill. All of Mr. Jacobson’s compensation is paid by Pine Hill.

Salary

Messrs. Pope and Black joined the Company effective May 15, 2012. Mr. Nemelka resigned as Interim Chief Executive Officer effective June 29, 2012, and Mr. Pope became CEO effective June 29, 2012. Mr. Burgon resigned as Interim Chief Financial Officer effective September 3, 2012. Messrs. Pope and Black were not employed by the Company in 2011.

Bonus

The amount in the bonus column represents discretionary bonus awards to Messrs. Pope and Black in December 2012.

Stock Awards

The values for stock awards in this column represent the grant date fair value of shares of restricted stock granted in 2012, computed in accordance with FASB ASC Topic 718. Information about the assumptions used to value these awards can be found in Note 7 to the Company’s consolidated financial statements. On May 14, 2012, Mr. Nemelka was granted 750,000 shares of restricted stock and Mr. Burgon was granted 375,000 shares of restricted stock in connection with their resignation from the Company. The restricted stock vests in 1/3 increments based upon the Company’s 60-day average stock price performance between $1.66 and $2.49, and will be cancelled if the stock prices fail to meet such vesting criteria in five years.

Option Awards

The values for option awards in this column represent the grant date fair value of stock options granted in 2012, computed in accordance with FASB ASC Topic 718. Information about the assumptions used to value these awards can be found in Note 7 to the Company’s consolidated financial statements. On May 14, 2012, each of Messrs. Pope and Black were granted options to acquire 750,000 shares of common stock at an exercise price of $0.83. The options vest in 25% increments based upon the Company’s 60-day average stock price performance between $1.24 and $2.49, and will be cancelled if the stock prices fail to meet such vesting criteria within five years.

All Other Compensation

The amounts in this column represent for 2012, severance payments to Messrs. Nemelka and Burgon pursuant to the terms of their employment arrangements with the Company; and for 2011, cash in lieu of vacation.

Material Terms of Employment

On May 15, 2012, the Company entered into employment agreements with each of Messrs. Pope and Black, providing for annual salaries of $200,000 each plus an annual bonus potential based on the Company’s annual pre-tax profit. The annual salaries are subject to cost-of-living increases. The total bonus pool will constitute 10.0% to 10.5% of pre-tax profit (as defined in the agreements) in 2013 and 2014, respectively, and subject to certain adjustments. The employment agreements expire on December 31, 2014. Both Mr. Pope’s and Mr. Black’s employment agreements provide for 6 months’ severance in the event they are terminated by the Company without cause or they resign for good reason. In addition, the Company can elect to pay Mr. Pope and Mr. Black their annual salaries for up to eighteen months (following the six months’ severance period ) to enforce a non-compete and non-solicitation agreement for up to two years from the date of their separation from the Company. The Company is also party to indemnification agreements with its executive officers that may require the Company to indemnify such officers against liabilities that may arise by reason of the officers’ status or service.

Since the employees of the Company are at will, the Company does not believe that there are any material risks arising from the Company’s compensation policies and practices for its employees.

2010 Equity Incentive Plan

On November 8, 2010, the Board approved the 2010 SWK Holdings Corporation Equity Incentive Plan (the “2010 Plan”). The purpose of the 2010 Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, by offering them an opportunity to participate in the Company’s future performance through the grant of equity awards. The 2010 Plan is administered by the Compensation Committee of the Board. The 2010 Plan provides that the administrator may grant or issue stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock, dividend equivalents, performance awards and stock payments, or any combination thereof. The applicable award agreement will contain the period during which the right to exercise the award in whole or in part vests. At any time after the grant of an award, the administrator may accelerate the period during which the award vests.

Outstanding Equity Awards at December 31, 2012

Below are the options outstanding for the Company’s named executive officers as of December 31, 2012. Mr. Nemelka was awarded these options prior to his appointment as an executive officer of the Company, in his capacity as a director of the Company.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name (a)	Number of Securities Underlying Unexercised option (#) (b)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(d)		Option Exercise Price ($)(e)	Option Expiration Date ($)(f)	Number of Shares or Units of Stock that have not Vested (#)(g)		Market Value Shares or Units of Stock that have not Vested ($)(h)(3)
J. Brett Pope		750,000	(1)	$0.83	5/14/2017			$787,500
Winston Black		750,000	(1)	$0.83	5/14/2017			$787,500
John F. Nemelka						750,000	(2)	$787,500
	40,000			$2.95	9/7/2016
	10,000			$3.50	3/5/2017
	10,000			$2.67	7/25/2017
	10,000			$1.24	7/28/2018
	10,000			$0.70	7/6/2019
Paul Burgon	10,000					375,000	(2)	$393,750

(1)	The options vest in 25% increments based upon the Company’s 60-day average stock price performance between $1.24 and $2.49.

(2)	The restricted stock vests in 1/3 increments based upon the Company’s 60-day average stock price performance between $1.66 and $2.49

(3)	Based on the closing stock price on July 23, 2013.

2012 Option Exercises

None of our named executive officers acquired shares of our common stock pursuant to the exercise of options during our fiscal year ended December 31, 2012.

Compensation Committee Interlocks and Insider Participation

The current members of our Compensation Committee are Messrs. Clifford and Weinberg. No members of our Compensation Committee were employees of SWK during 2012. During 2012, none of our executive officers served as a member of the board of directors or compensation committee of any other entity that has or has had one or more executive officers serving as a member of our Board or our Compensation Committee.

PROPOSAL TWO—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors has appointed BPM as the Company’s s independent registered public accounting firm to perform the audit of our financial statements for the year ending December 31, 2013, and our stockholders are being asked to ratify this appointment. Our organizational documents do not require our stockholders to ratify the appointment of BPM as our independent registered public accounting firm. We are submitting the appointment of BPM to our stockholders for ratification because we believe it is a matter of good corporate practice. The Audit Committee will take your vote on this proposal into consideration when appointing our independent registered public accounting firm in the future. However, even if the stockholders ratify the appointment of BPM, the Audit Committee may in its sole discretion terminate the engagement of BPM and direct the appointment of another independent auditor at any time during the year, although it has no current intent to do so.

Representatives of BPM are expected to be present by telephone at the Annual Meeting. If present, such representatives will have the opportunity to make a statement at the Annual Meeting if they wish and they will be available to respond to appropriate questions.

The Board of Directors recommends a vote FOR the ratification of the appointment of Burr Pilger Mayer Inc. as our independent registered public accounting firm.

2012 and 2011 Audit Fee Summary

Our independent registered public accounting firm, Burr Pilger Mayer, Inc. (“BPM”), audited our financial statements for the years ended December 31, 2012 and 2011. Set forth below are the aggregated fees (in thousands) billed for audit and other services provided by BPM for 2012 and 2011:

	Year Ended December 31,
	2012	2011
Audit fees (1)	$75	$91
Audit-Related fees (2)	-	6
Tax fees	-	-
All other fees	-	-
Total fees	$75	$97

(1)           Consists of fees billed for professional services rendered for the audit of our annual financial statements and review of our quarterly condensed financial statements and services, such as consents and review of SEC comment letters that are normally provided by BPM in connection with statutory and regulatory filing engagements.

(2)           Consists of fees billed for professional services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit fees”. In 2011, these services included due diligence services pertaining to potential acquisitions.

Our Audit Committee considers at least annually whether the provision of non-audit services by our independent registered public accounting firm is compatible with maintaining auditor independence. This process includes:

●

Obtaining and reviewing, on at least an annual basis, a letter from the independent registered public accounting firm describing all relationships between the independent registered public accounting firm and the Company required to be disclosed by Public Company Accounting Oversight Board standards, reviewing the nature and scope of such relationships, discussing these relationships with the independent registered public accounting firm and discontinuing any relationships that the Audit Committee believes could compromise the independence of the registered public accounting firm.

●

Obtaining reports of all non-audit services proposed to be performed by the independent registered public accounting firm before such services are performed, reviewing and approving or prohibiting, as appropriate, any non-audit services not permitted by applicable law. The Audit Committee may delegate authority to review and approve or prohibit non-audit services to one or more members of the Audit Committee, and direct that any approval so granted be reported to the Audit Committee at a following meeting of the Audit Committee.

All services provided by the Company’s independent registered public accounting firm in fiscal years 2010 and 2011 were approved in advance by the Audit Committee.

Audit Committee Pre-Approval Policies and Procedures

All audit and permitted non-audit services to be performed for the Company by its independent registered public accounting firm must be pre-approved by the Audit Committee to assure that the provision of such services do not impair the firm’s independence. The Audit Committee does not delegate its responsibility to pre-approve services performed by the independent auditors to management.

The annual audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope or other matters. All other audit services not otherwise included in the annual audit services engagement must be specifically pre-approved by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

The material in this report is not “soliciting material,” is not deemed filed with the SEC and is not to be incorporated by reference in any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date of this Proxy Statement and irrespective of any general incorporation language therein.

The purpose of the Audit Committee of SWK Holdings Corporation (the “Company”) is to assist the Board in its oversight of the financial accounting, reporting and controls. The Board, in its business judgment, has determined that all members of the Audit Committee are “independent” as set forth in the listing standards of The NASDAQ Stock Market. The Audit Committee operates pursuant to a charter, a copy of which is available under the heading “Corporate Governance” on the Company’s website (www.swkhold.com). The Audit Committee meets with the Company’s management and with our independent registered public accounting firm, with and without management present, to discuss the scope and plans for their audit, the results of its examinations, its evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Audit Committee met 4 times during 2012.

The current members of the Audit Committee are Mr. Clifford and Mr. Margolis.

In performing its oversight role during the period since its last report, the Audit Committee reviewed and discussed the Company’s audited financial statements with the Company’s management and independent registered public accounting firm. The Audit Committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee received the written disclosures and the letter from the Company’s independent registered public accounting firm, Burr Pilger Mayer, Inc. (“BPM”) by PCAOB Rule 3526 “Communication with Audit Committees Concerning Independence” and discussed with BPM its independence from the Company. Based on the discussions with management and BPM, the Audit Committee previously recommended to the Board that the Company’s audited financial statements that were reviewed by the Audit Committee and discussed with management and BPM be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

The members of the Audit Committee rely on the information provided to them and on the representations made to the Audit Committee by the Company’s management and independent registered public accounting firm without conducting independent verification of the accuracy of such information and representations. Accordingly, the Audit Committee’s oversight does not ensure that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not ensure that any audit of the Company’s financial statements conducted by independent registered public accounting firm has been carried out in accordance with generally accepted auditing standards, or that the financial statements are presented in accordance with generally accepted accounting principles.

AUDIT COMMITTEE
Michael Margolis (Chairperson)
William T. Clifford

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information regarding the beneficial ownership of our common stock as of August 16, 2013, by the following individuals or groups:

●	each person or entity who is known by us to own beneficially more than five percent of our outstanding stock;
●	each of our named executive officers;
●	each of our directors; and
●	all current directors and executive officers as a group.

Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Applicable percentage ownership in the following table is based on 43,034,894 shares of common stock outstanding as of August 16, 2013, as adjusted to include options and warrants exercisable within 60 days of August 16, 2013 held by the indicated stockholder or stockholders.

Unless otherwise indicated, the principal address of each of the stockholders below is c/o the Company. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table below have sole voting and investment power with respect to all shares of common stock held by them. To determine the number of shares beneficially owned by persons other than our directors, executive officers and their affiliates, we have relied on beneficial ownership reports filed by such persons with the SEC.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
Winston Black (1)	63,701	*
Paul V. Burgon (2)	394,977	*
William T. Clifford (3)	220,000	*
Charles Jacobson	4,000	*
Michael A. Margolis (4)	973,600	2.2%
John F. Nemelka (5)	907,544	2.1%
J. Brett Pope (6)	262,469	*
Michael D. Weinberg (7)	270,000	*
All 5 current and former officers and directors as a group (8)	3,096,291	7.2%

5% Stockholders
Entities affiliated with Carlson Capital, LP (9)	12,149,100	29.5%

*Less than one percent.

(1)	Excludes 750,000 options to acquire shares of common stock that vest based upon the 60 day average closing price of the Company’s common stock.

(2)	Includes 375,000 shares of restricted stock that vest based upon the 60 day average closing price of the Company’s common stock.

(3)	Includes 100,000 shares of restricted stock that vest based upon the 60 day average closing price of the Company’s common stock and 35,000 shares of restricted stock that vest January 31, 2014.

(4)

Includes 803,600 shares of common stock owned by Maric Capital Fund, L.P. Maric LS, LLC is the investment manager of Maric Capital Fund, L.P. Michael Margolis is the member of Maric LS, LLC. Mr. Margolis disclaims beneficial ownership of any and all such shares in excess of his pecuniary interest therein. Includes 100,000 shares of shares of restricted common stock that vest based upon the 60 day average closing price of the Company’s common stock and 35,000 shares of restricted stock that vest January 31, 2014.

(5)	Includes 750,000 shares of restricted stock that vest based upon the 60 day average closing price of the Company’s common stock and 35,000 shares of restricted stock that vest January 31, 2014.

(6)	Excludes 750,000 options to acquire shares of common stock that vest based upon the 60 day average closing price of the Company’s common stock.

(7)

Includes 200,000 shares of restricted stock that vest based upon the 60 day average closing price of the Company’s common stock and 35,000 shares of restricted stock that vest January 31, 2014.Mr. Weinberg and Carlson Capital, L.P. have advised the Company that Mr. Weinberg is an employee of Carlson Capital, L.P., but is not a controlling person thereof.

(8)	Includes 1,611,968 shares subject to stock options and warrants that are exercisable within 60 days of July 1, 2013.

(9)

Based solely on the Form 4 filed on March 1, 2012with the SEC reporting beneficial ownership of 12,149,100 shares. The shares are directly beneficially owned by Double Black Diamond Offshore Ltd. and Black Diamond Offshore Ltd. (together, the “Funds”).Carlson Capital, L.P. is the investment manager of the Funds. Asgard Investment Corp. (“Asgard”) is the general partner of Carlson Capital. Clint D. Carlson is the President of Asgard and the Chief Executive Officer of Carlson Capital. Carlson Capital disclaims beneficial ownership of any and all such shares in excess of their pecuniary interest therein. The principal business address of Carlson Capital is 2100 McKinney Avenue, Suite 1800, Dallas, TX 75201.

Equity Compensation Plan Information

The following table provides information as of December 31, 2012 with respect to the shares of common stock issuable under existing equity compensation plans. The category “Equity compensation plans approved by security holders” in the table below consists of the KANA 1999 Stock Incentive Plan, as amended (the “1999 Stock Incentive Plan”). The category “Equity compensation plans not approved by security holders” in the table below consists of the SWK Holdings Corporation 2010 Equity Incentive Plan, which has not been approved by our stockholders.

	Number of Securities to be Issued upon Exercise of Outstanding Options, Restricted Stock, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	180,000	$2.52	-
Equity compensation plans not approved by security holders	400,000	2.14	4,100,000
Total	580,000	$2.26	4,100,000

CODE OF ETHICS AND CONDUCT

The Board has adopted a Code of Ethics and Conduct applicable to all directors, officers and employees of the Company, as required by applicable securities laws and the rules of the SEC. A copy of the Code of Ethics and Conduct is posted in the Corporate Governance section of our Internet website at www.swkhold.com.

TRANSACTIONS WITH RELATED PERSONS

Review, Approval or Ratification of Transactions with Related Persons

Our Audit Committee Charter requires our Audit Committee to review and approve certain transactions between us and our executive officers and directors and greater than 5% beneficial owners of our common stock, and each of their immediate family members. Transactions subject to the review and approval of the Audit Committee (or another independent body of the Board) include transactions between us and the related person in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which such person has or will have a direct or indirect material interest. To identify any related party transactions, each year, we submit and require our directors and officers to complete director and officer questionnaires identifying any transactions with us in which the executive officer or director or their family members has an interest. In addition, the Board determines, on an annual basis, which members of the Board meet the definition of independent director as defined in the rules of The NASDAQ Stock Market and reviews and discusses any relationships with a director that would potentially interfere with his or her exercise of independent judgment in carrying out the responsibilities of a director. In approving or rejecting any such transaction, the Audit Committee, considers the relevant facts and circumstances available to it, including but not limited to the risks, costs, benefits to our company, the terms of the transaction, the availability of other sources for comparable services or products and, if applicable, the impact on a director’s independence. Our Audit Committee approves only those transactions that it determines in good faith, are in, or are not inconsistent with, our best interests.

Certain Transactions with Related Persons

From January 2010 to June 30, 2012, we subleased approximately 2,300 square feet on a month-to-month basis under an agreement with Nightwatch, a company of which John Nemelka, one of our board members is the Managing Principal, and Paul Burgon, our former Interim Chief Financial Officer, is a Principal and the Chief Financial Officer. Our rent under this sublease was approximately $4,200 per month. Additionally, we entered into a services agreement with Nightwatch to provide certain administrative services at cost. These agreements terminated effective June 30, 2012.

Except as otherwise set forth in this proxy statement, there have not been, and there are not currently proposed, any transactions or series of similar transactions in which we were or will be a participant in which the amount involved exceeded or will exceed $120,000 and in which any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The members of the Board, our executive officers and persons who beneficially own more than 10% of our outstanding common stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires them to file reports with respect to their ownership of our common stock and their transactions in such common stock. Based solely on (i) information provided to us by our current officers and directors and (ii) our review of reporting forms filed by our directors, executive officers and persons who beneficially own more than 10% of our outstanding common stock, we believe that during 2011 such persons filed the reports required under Section 16(a) of the Exchange Act on a timely basis.

STOCKHOLDER PROPOSALS

Under the rules of the SEC, if a stockholder wants us to include a proposal in our proxy statement and form of proxy for presentation at our 2013 annual meeting of stockholders (pursuant to Rule 14a-8 of the Exchange Act), the proposal must be received by us at our principal executive offices by the close of business on April 23, 2014. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Any stockholder director nomination or proposal of other business intended to be presented for consideration at the 2013 annual meeting, but not intended to be considered for inclusion in our proxy statement and form of proxy relating to such meeting (i.e. not pursuant to Rule 14a-8 of the Exchange Act), must be received by us at our principal executive offices by April 23, 2014.

The above-mentioned proposals must also be in compliance with our By-Laws and the proxy solicitation rules of the SEC, including but not limited to the information requirements set forth in our By-Laws. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the foregoing and other applicable requirements.

HOUSEHOLDING

The SEC allows us to deliver a single set of proxy materials to an address shared by two or more of our stockholders. This delivery method, referred to as “householding,” can result in significant cost savings for the Company. As a result, stockholders who share the same address and hold some or all of their shares of common stock through a broker, bank or other nominee may receive only one copy of the proxy materials, unless the broker, bank or other nominee has received contrary instructions from one or more of the stockholders at that address. Certain brokers, banks and other nominees have procedures in place to discontinue duplicate mailings to stockholders sharing an address. Beneficial owners that desire to eliminate duplicate mailings should contact their broker, bank or other nominee for more information, and stockholders of record should submit their request by contacting Broadridge, Householding Department, 51 Mercedes Way, Englewood, NY 11717 or call them at 800-542-1061.

The Company will deliver promptly, upon written or oral request, a separate copy of the proxy statement and annual report to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder preferring to receive his or her own set of proxy materials now or in the future, should contact Broadridge, Householding Department, 51 Mercedes Way, Englewood, NY 11717 or call them at 800-542-1061.

OTHER BUSINESS

As of the date of this proxy statement, SWK received no proposal, nomination for director or other business submitted in accordance with its bylaws for consideration at the Annual Meeting, other than that set forth in the Notice of Annual Meeting of Stockholders and as more specifically described in this proxy statement, and, therefore, it is not expected that any other business will be brought before the Annual Meeting. However, if any other business should properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the signed proxies received by them in accordance with their best judgment on such business and any matters dealing with the conduct of the Annual Meeting.

By order of the Board of Directors,

J. Brett Pope
Chief Executive Officer

Whether or not you plan to attend the 2013 Annual Meeting of Stockholders, please complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope so that your shares will be represented at the meeting.

SWK HOLDINGS CORPORATION

C123456789

IMPORTANT ANNUAL MEETING INFORMATION 000004

ENDORSEMENT_LINE______________ SACKPACK_____________

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 09/18/2013 at 1:00am.

Vote by Internet

- Go to www.investorvote.com/SWKH
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the nominees listed and FOR Proposal 2.

1. Election of Class I director:

	For	Withhold
01 - William T. Clifford	☐	☐
02 - J. Brett Pope	☐	☐

	For	Against	Abstain
2. To approve Burr Pilger Mayer, Inc. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013.	☐	☐	☐

THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL NOMINEES AND THE PROPOSALS AND IN ACCORDANCE WITH THE RECOMMENDATION OF A MAJORITY OF THE BOARD OF DIRECTORS ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING, INCLUDING A MOTION TO ADJOURN THE MEETING TO ANOTHER TIME OR PLACE IN ORDER TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

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01P28C

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — SWK HOLDINGS CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

September 18, 2013
9:00 a.m. Central Time
15770 North Dallas Parkway
Suite 102
Dallas, TX 75248

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on September 18, 2013 and appoints Michael Weinberg and Winston Black, or either one of them, with full power of substitution, as proxy for the undersigned, to vote all shares of common stock, $0.001 par value per share, of SWK Holdings Corporation, owned of record by the undersigned, with all powers the undersigned would have if personally present at the Annual Meeting of Stockholders of SWK Holdings Corporation to be held on September 18, 2013 at 9:00 a.m. (Central Time) at 15770 North Dallas Parkway, Suite 102 Dallas, TX 75248, and any adjournments or postponements thereof for any purpose.

If no choice is specified, the proxy will be voted FOR each of the nominees and Proposal Two.

THIS PROXY CARD, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY CARD WILL BE VOTED IN FAVOR OF EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE AND IN FAVOR OF THE OTHER PROPOSALS AND IN ACCORDANCE WITH THE RECOMMENDATION OF A MAJORITY OF THE BOARD OF DIRECTORS ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING, INCLUDING A MOTION TO ADJOURN THE MEETING TO ANOTHER TIME OR PLACE IN ORDER TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

See reverse side for voting instructions.

SWK HOLDINGS CORPORATION

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR the nominees listed and FOR Proposal 2.

1. Election of Class I director:	For	Withhold
01 - William T. Clifford	☐	☐
02 - J. Brett Pope	☐	☐

	For	Against	Abstain
2. To approve Burr Pilger Mayer, Inc. as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013.	☐	☐	☐

THIS PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL NOMINEES AND THE PROPOSALS AND IN ACCORDANCE WITH THE RECOMMENDATION OF A MAJORITY OF THE BOARD OF DIRECTORS ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING, INCLUDING A MOTION TO ADJOURN THE MEETING TO ANOTHER TIME OR PLACE IN ORDER TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 1 7 0 7 9 7 2

01P29C

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — SWK HOLDINGS CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

September 18, 2013
9:00 a.m. Central Time
15770 North Dallas Parkway
Suite 102
Dallas, TX 75248

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held on September 18, 2013 and appoints Michael Weinberg and Winston Black, or either one of them, with full power of substitution, as proxy for the undersigned, to vote all shares of common stock, $0.001 par value per share, of SWK Holdings Corporation, owned of record by the undersigned, with all powers the undersigned would have if personally present at the Annual Meeting of Stockholders of SWK Holdings Corporation to be held on September 18, 2013 at 9:00 a.m. (Central Time) at 15770 North Dallas Parkway, Suite 102 Dallas, TX 75248, and any adjournments or postponements thereof for any purpose.

If no choice is specified, the proxy will be voted FOR each of the nominees and Proposal Two.

THIS PROXY CARD, WHEN PROPERLY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY CARD WILL BE VOTED IN FAVOR OF EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE AND IN FAVOR OF THE OTHER PROPOSALS AND IN ACCORDANCE WITH THE RECOMMENDATION OF A MAJORITY OF THE BOARD OF DIRECTORS ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING, INCLUDING A MOTION TO ADJOURN THE MEETING TO ANOTHER TIME OR PLACE IN ORDER TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

See reverse side for voting instructions.